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                                                                EXHIBIT 10.20

                                   AGREEMENT


        This Agreement made February 1, 1993, by and between Chaman Malhotra and Aruna Malhotra of Englewood, Colorado, Agents, Air Drilling Services, Inc. of Englewood, Colorado, U.S.A.; Specialty Testing and Consulting Ltd., Edmonton, Alberta, Canada, and Canadian Air Drilling Services, Ltd. of Calgary, Alberta, Canada, hereinafter called the Tenants in Common.

                                    Recitals

        The Tenants in Common have contributed to a common fund to acquire title to the premises known as: 195 E. Desert Falls Drive, Palm Desert, California, U.S.A. ("the Premises"), shown on the attached Exhibit A.

        Each of the Tenants in Common has an equal and undivided one-third interest in the Premises.

        The Tenants in Common agree, and Chaman Malhotra and Aruna Malhotra are therefore appointed as Agents, to hold title in their name for the benefit of the Tenants in Common. Although title will be held in the name of the Agents, each of the Tenants in Common has all the rights under this Agreement.

        The parties have agreed to limitations on the right and power to transfer their undivided interests and also to provide for anticipated future contributions to such common fund for the purpose of improving the premises as provided herein.

        Now, therefore, the parties agree as follows:

        1. Transfer restriction. Each of the Tenants in Common will not dispose, transfer, devise, convey, lease, mortgage, or otherwise encumber his undivided interest in the Premises, without the written consent of the other Tenants in Common.

                (a) In the event that any Tenant in Common wishes to sell its share, then its undivided interest shall be offered for sale to the other Tenants in Common at the computed value. In the event that the undivided interest of the Seller is not purchased by the other Tenants in Common, then the undivided interest shall be free of all restrictions.

        2. Partition. Each of the Tenants in Common irrevocably waives any and all rights that it may have to maintain any action for partition with respect to its undivided interest in the Premises or to compel any sale thereof under the California Statutes or any other Laws now existing or subsequently enacted.

        3. Improvement of premises. Any improvement, sale, or mortgaging of the Premises may be made only of the entire premises and then only upon the written consent of all Tenants in Common. Each of the Tenants in Common shall from time to time advance or cause to be advanced, on a pro rata basis, moneys to a common fund as such moneys shall from time to time be required to pay for the maintenance and operation of the Premises, including interest and principal on mortgage liens, and for the cost of any Improvement. Should any Tenant in Common for any reason fall or refuse to advance or cause to be advanced its pro rata share of moneys required, then and in that event, the other Tenants in Common, as the case may be, shall have the right to acquire the interest of the delinquent Tenant in Common at "computed value" as provided in subparagraph (b) of paragraph 1. In the computation for this purpose the value of any real estate and interest in real estate, including mortgages and leasehold improvements, shall be the book value as shown on the regular books of account without any adjustment for any agreed or appraised value.

        4. Termination. This agreement shall terminate on the sale of the Premises and the distribution to the Tenants in Common of the net proceeds of the sale, or at such other times as the parties may agree in writing.

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        5.      Definitions of terms.  The following terms shall have the
meanings and definitions as set forth below:

                (a) "Related individual" or "related individuals" shall mean brothers, sisters, spouses, lineal descendants, spouses of lineal descendants, trustees for the benefit of any such persons, and corporations owned or controlled by any of the foregoing.

                (b) "Proportionate share" shall mean that portion of the undivided interest in the Premises offered for sale which the undivided interests owned by a Tenant in Common and its "related individuals" bears to all of the undivided interest in the Premises, other than that offered for sale.

                (c) "Computed value" shall mean the value of the undivided interests in the Premises as computed by the regularly retained accountants of the Tenants in Common. Such computation shall be binding and conclusive upon the parties. The computation shall be made in accordance with generally accepted accounting practices consistently applied and the following shall be observed:

                        (1) The computation shall be made as at the last day of the month preceding the month in which the event occurred conferring the right to purchase.

                        (2) No allowance of any kind shall be made for goodwill or any similar intangible asset.

                        (3) All accounts payable shall be taken face amount, less deductible discounts, and all accounts receivable shall be taken at face amount, less discounts to the payors and a reasonable reserve for bad debts.

                        (4) All unpaid and accrued federal, state, city and or other local taxes and assessments, including, but not limited to sales, excise, franchise, income, capital stock, real estate, sewer and water taxes, shall be deducted as liabilities.

                        (5) All of the assets shall be valued as shown on the regular books of account, except that real estate and interest in real estate, including mortgages and leasehold improvements, shall be computed at a value to be agreed upon by the participants.

                        (6) In the event that the participants do not or cannot, for any reason, agree upon a value for real estate and interest in real estate, including mortgages and leasehold improvements, then and in that event, the following procedure shall be adopted for the determination of the "computed value" of those assets and for the payment therefore: The parties shall first determine if they have at any time within the preceding six months executed any agreement in writing or certificate in writing fixing the value as among themselves for the particular assets, or for any portion thereof. If there is such a writing, then as to the covered assets, the value fixed in the controlling agreement shall be controlling for the purpose of fixing "computed value" with respect thereto. As to the assets for which a "computed value" is thus determined, payment shall be made within 30 days after the determination of "computed value", and that payment shall be made within such period notwithstanding the fact that an appraisal may be required in order to fix the "computed value" of other assets.

                        (7) As to any real estate and interest in real estate, including mortgages and leasehold improvements, for which there is no controlling agreement of "computed value", an appraisal shall be made as promptly as feasible in the following manner: Each of the three Tenants in Common shall designate one appraiser. The three appraisers shall fix a value for the real estate and interest in real estate. The decision of the majority of real estate appraisers so selected shall be conclusive and binding upon the parties. All fees and expenses of all the appraisals shall be shared equally by the seller and purchaser.

                        (8) The parties acknowledge that the prompt determination of "computed value" is of great importance to all concerned. Any action required by them, or any of them, with respect to the determination of "computed value" will be taken with the utmost dispatch and diligence.
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        6.      Effect on Transferee.  Whenever any party to this agreement or any "related individual" or any other person acquires any interest in the Premises, the interest acquired shall be subject to all of the terms of this agreement with the same force and effect as if the party, "related individual", or person had owned the interest at the time of the execution of this agreement and had in fact signed this agreement at that time.

        7. Binding Effect. This agreement contains the entire understanding between the parties and may not be changed or modified orally. Except as otherwise provided in this agreement, this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties.

        8. Internal Revenue Code Election. This agreement is not intended to create and shall not be construed to create a relationship of partnership or an association for the profit between or among the parties hereto. Therefore each party hereby effected elects to be excluded from the application of all other provision of subchapter "K" chapter one subtitle "A", of the Internal Revenue Code as permitted and authorized by Section 761 of the Code and the regulations thereunder.

        In witness whereof the parties have cause these presents to be duly signed and sealed the day and year first above written.

                                        /s/ CHAMAN MALHOTRA
                                        --------------------------------------
                                        Chaman Malhotra


                                        /s/ ARUNA MALHOTRA
                                        --------------------------------------
                                        Aruna Malhotra


                                        Air Drilling Services, Inc.



                                        /s/ MARK GERNER
                                        --------------------------------------
                                        By: Mark Gerner
                                            ----------------------------------
                                        Its: Executive Vice President


                                        Specialty Testing and Consulting Ltd.


                                        --------------------------------------
                                        By:
                                            ----------------------------------


                                        Canadian Air Drilling


                                        --------------------------------------
                                        By:
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